NOTE 7. NET INVESTMENT IN DIRECT FINANCING AND SALES-TYPE LEASES	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
NOTE 7. NET INVESTMENT IN DIRECT FINANCING AND SALES-TYPE LEASES

The following lists the components of the net investment in direct financing and sales-type leases:

	December 31,
	2013	2012

Minimum lease payments receivable	$428,314	$261,652
Less: Allowance for doubtful accounts	(389)	(296)
Net minimum lease payments receivable	427,925	261,356
Less: unearned interest income	(37,826)	(26,404)

Net investment in direct financing and sales-type leases	390,099	234,952
Less: Current maturities of net investment in direct financing and sales-type leases	(261,684)	(196,213)

Net investment in direct financing and sales-type leases, net of current maturities	$128,415	$38,739

Net investment in direct financing and sales-type leases arises from the sale of commercial vehicles, for which the Company enters into monthly installment arrangements with its customers for approximately 2 years. The legal titles of the commercial vehicles are transferred to the customer when all the outstanding lease payments are fully settled. There is no unguaranteed residual value at the end of the lease upon the transfer of the lease. As of December 31, 2013 and 2012, the aggregate effective interest rate on direct financing and sales-type leases is approximately 13.84% and 18.96% per annum, respectively.

At December 31, 2013, future minimum lease payments are as follows:

	Years Ending December 31,
	2014	2015	2016	Total

Net minimum lease payments receivable	$293,206	$134,566	$153	$427,925
Less: unearned interest income	(31,522)	(6,300)	(4)	(37,826)
Net investment in direct financing and sales-type leases	$261,684	$128,266	$149	$390,099